EXHIBIT 24.1


                               POWER OF ATTORNEY


KNOW  ALL  PERSONS  BY  THESE PRESENTS, that each person whose signature appears below  hereby  constitutes  and  appoints  James  E. Collins, with full power of substitution  and  resubstitution,  as  his true and lawful attorney-in-fact and agent  for  him and on his behalf and in his name, place and stead as a director or  officer  or  both  of Commtouch Software Ltd. (the "Registrant") to sign the registration  statement  on  Form F-1 relating to an offering of ordinary shares by  the Registrant and/or selling securityholders of the Registrant, and any and
all   amendments  (including  post-effective  amendments)  to  the  registration statement  and  any  registration  statement for the same offering that is to be effective  upon  filing pursuant to Rule 462(b) under the Securities Act of 1933
(and  any  amendments  thereto), and to file the same, with exhibits and any and all  other  documents  filed  with  respect  thereto,  with  the  Securities and
Exchange  Commission  (or  any  other  governmental  or  regulatory  authority), granting  unto  said attorney full power and authority to do and to perform each and  every  act  and  thing  requisite and necessary to be done in and about the premises  in  order  to effectuate the same as fully to all intents and purposes as  he  himself  might  or  could do if personally present, hereby ratifying and confirming  all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

           Name                                Title                         Date
-----------------------------   --------------------------------------   ---------------
       /s/ GIDEON MANTEL        Chief Executive Officer and Director     March 6, 2000
---------------------------     (Principal Executive Officer)
          Gideon Mantel

     /s/ JAMES E. COLLINS       Chief Financial Officer                  March 6, 2000
---------------------------     (Principal Financial Officer)
        James E. Collins

       /s/ DEVYANI PATEL        Controller                               March 6, 2000
---------------------------
          Devyani Patel

      /s/ ALLAN C. BARKAT       Director                                 March 6, 2000
---------------------------
         Allan C. Barkat

        /s/ THOMAS CAMP         Director                                 March 6, 2000
---------------------------
           Thomas Camp

           /s/ AMIR LEV         Director                                 March 6, 2000
---------------------------
             Amir Lev

         /s/ YAIR SAFRAI        Director                                 March 6, 2000
---------------------------
            Yair Safrai

         /s/ YOSEPH SELA        Director                                 March 6, 2000
---------------------------
           Yoseph Sela

      /s/ NAHUM SHARFMAN        Director                                 March 6, 2000
---------------------------
         Nahum Sharfman

       /s/ RICHARD SORKIN       Director                                 March 6, 2000
---------------------------
         Richard Sorkin